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                                                                   EXHIBIT 10.65

                                    GUARANTY
                                    --------

                                                        Date: February 25, 1994

      IN CONSIDERATION of credit and financial accommodations extended, to be extended or continued to SCOTT POLYMERS, LTD., a Quebec corporation (the "Borrower"), by BANK OF MONTREAL (the "Bank"), and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned, jointly and severally, if more than one person signs this Guaranty (hereinafter together with all heirs, if any, successors, and assigns individually called a "Guarantor" and collectively, if more than one, called the "Guarantors"), unconditionally guarantees to the Bank the prompt and full payment when due of the Guaranteed Indebtedness, as defined below, together with any and all costs and expenses incurred by the Bank in enforcing this Guaranty, including reasonable attorneys' fees.

      The term "Guaranteed Indebtedness," shall mean (i) all indebtedness, obligations, and liabilities of the Borrower to the Bank of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and regardless of whether such indebtedness, obligations, and liabilities may, prior to their acquisitions by the Bank, be or have been payable to or in favor of a third party and subsequently acquired by the Bank (it being contemplated that the Bank may make such acquisitions from third parties), including without limitation, all indebtedness, obligations, and liabilities of the Borrower to the Bank now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
(iii) all obligations of the Borrower to the Bank under any documents evidencing, securing, governing, and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above (collectively, the "Loan Documents"), (iv) all costs and expenses incurred by the Bank in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii), and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation, all reasonable attorneys' fees, and (v) all renewals, extensions, modifications, and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

      If and only if a dollar amount is inserted in the blank lines in this paragraph, the liability of the Guarantors hereunder shall not exceed an aggregate principal amount at any time of Three Million Three Hundred Thousand and No/100 Dollars (C$3,300,000.00) in lawful money of Canada, plus interest thereon at a rate of one and one-half of one percent (1 1/2) per annum above the Bank's prime rate in effect from time to time, from date of demand for payment of same. The term "Bank's prime rate" means the floating annual rate of interest established from time to time by the Bank as the base rate it will use to determine rates of interest on loans in lawful money of Canada to customers in Canada and designated as its Prime Rate.

    If for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in lawful money of Canada ("Canadian dollars") into lawful money of the United States ("US dollars"), the rate of exchange used shall be that at which in accordance with normal banking procedures the Bank could purchase Canadian dollars with US dollars on the business day preceding that on which final judgment is given. The obligation of the undersigned in respect of any such sum due to the Bank hereunder shall, notwithstanding any judgment in US dollars, be discharged only to the extent that on the business day following receipt by the Bank of any sum adjudged to be so due in US dollars, the Bank may in accordance with normal banking procedures purchase Canadian dollars with the US dollars; IF THE CANADIAN DOLLARS SO PURCHASED ARE LESS THAN THE SUM ORIGINALLY DUE TO THE BANK IN CANADIAN DOLLARS, THE UNDERSIGNED AGREES, AS A SEPARATE OBLIGATION AND NOTWITHSTANDING ANY SUCH JUDGMENT, TO INDEMNIFY THE BANK AGAINST SUCH LOSS AND IF CANADIAN DOLLARS PURCHASED EXCEED THE SUM ORIGINALLY DUE TO THE BANK IN CANADIAN DOLLARS, THE BANK AGREES TO REMIT TO THE UNDERSIGNED SUCH EXCESS.

    This is an absolute, continuing, irrevocable, and unconditional Guaranty, and all extensions of credit and financial accommodations heretofore, concurrently herewith, or hereafter made by the Bank to the Borrower, including, without limitation, the Guaranteed Indebtedness, shall be conclusively presumed to have been or acquired in acceptance hereof; provided, that interest guaranteed hereunder shall not exceed the maximum permitted by applicable law.

    Each Guarantor represents and warrants to the Bank that:

    (1) such Guarantor has received, or will receive, direct or indirect benefit from the making of this Guaranty and if Guarantor is a corporation, the Board of Directors of Guarantor has determined that this Guaranty may reasonably be expected to benefit, directly or indirectly, Guarantor;

    (2) such Guarantor is familiar with, and has independently reviewed the books and records regarding, the financial condition of the Borrower and is familiar with the value of any and all collateral intended to be security for the payment of any amounts guaranteed hereunder; however, such Guarantor is not relying on such financial condition or collateral as an inducement to enter into this Guaranty;


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      (3) such Guarantor has the power and authority to execute, deliver, and perform this Guaranty, and the execution, delivery, and performance of the Guaranty by such Guarantor do not and will not violate any law or any rule, regulation, or order of any governmental authority;

      (4) neither the Bank nor any other party has made any representation, warranty, or statement to any Guarantor in order to induce such Guarantor to execute this Guaranty; and

      (5) as of the date hereof, and after giving effect to this Guaranty and the contingent obligation evidenced hereby, each Guarantor is, and will be, solvent, and has and will have property and assets which, fairly valued, exceed its, his, or her obligations, liabilities, and debts.

      Each Guarantor waives promptness, diligence, notice of acceptance of this Guaranty, and notice of the incurring of any obligation, indebtedness, or liability to which this Guaranty applies or may apply, and waives presentment, demand of payment, notice of intent to accelerate, notice of acceleration, notice of dishonor or nonpayment, and the taking of any other action by the Bank and giving any notice of default or any other notice to, or making any demand on the Borrower, any other guarantor, or any other party. Each Guarantor specifically waives any requirements imposed by Chapter 34 of the Texas
Business and Commerce Code.

      This is an absolute Guaranty of payment and not of collection. In the event of a default by the Borrower in the payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors, jointly and severally, shall without notice or demand, promptly pay the amount due thereon to the Bank in lawful money of the United States. Should the Bank seek to enforce the obligations of any Guarantor hereunder by action in any court, each Guarantor waives any requirement, substantive or procedural, that a judgment first be rendered against the Borrower or any other person or entity, or that any action be brought against the Borrower or any other person or entity, or that the Borrower or any other person or entity should be joined in such cause, or that the Bank shall first enforce rights against any collateral which shall ever have been given to secure this Guaranty or the Guaranteed Indebtedness or any part thereof. The obligations of the Guarantors and each of them hereunder are several from those of the Borrower, or any other person or entity, and are primary obligations concerning which each Guarantor is a principal obligor. Such waiver shall be without prejudice to the Bank's right, at its option, to proceed against the Borrower or any other person or entity, whether by separate action or by joinder. The Guarantors agree that this Guaranty shall not be discharged except by the complete payment and performance in full of the Guaranteed Indebtedness. The obligations of


                                      -3-
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the Guarantors hereunder shall not be released, diminished, impaired, reduced, or affected by, nor shall the Bank be liable for, any reason or event, including, without limitation, one or more of the following: (1) any disability of the Borrower, or any receivership, insolvency, bankruptcy, or other proceedings affecting the Borrower or any of the Borrower's property; (2) receivership, insolvency, bankruptcy, or other proceedings affecting any Guarantor or any other person or entity; (3) the release or discharge of the Borrower, any Guarantor, or any other person or entity from the performance of any obligation contained in any promissory note or other instrument issued in connection with, evidencing, or securing the Guaranteed Indebtedness or any part thereof, whether occurring by reason of law or otherwise; (4) the taking or accepting of any collateral for this Guaranty or any or all of the Guaranteed Indebtedness; (5) any failure by the Bank to acquire, perfect, or continue any lien or security interest on collateral securing the Guaranteed Indebtedness or any part thereof or this Guaranty; (6) the impairment of any collateral securing the Guaranteed Indebtedness or any part thereof of this Guaranty; (7) any failure by the Bank to sell any collateral securing the Guaranteed Indebtedness or any portion thereof or this Guaranty in a commercially reasonable manner or as otherwise required by law; (8) any invalidity or unenforceability of or defect or deficiency in any promissory note, loan agreement, security agreement, deed of trust, or other instrument issued in connection with, evidencing, or securing the Guaranteed Indebtedness or any part thereof or this Guaranty; or
(9) any other circumstance which might otherwise constitute a defense available to, or discharge of, the Borrower or any Guarantor. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Indebtedness is rescinded or must otherwise be returned by the Bank upon the insolvency, bankruptcy, or reorganization of the Borrower, any Guarantor, or otherwise, all as though such payment had not been made.

      The Bank may at any time, without the consent of or notice to any Guarantor, without incurring responsibility to the undersigned and without impairing, releasing, reducing, or affecting the obligations of the undersigned hereunder: (1) change the manner, place, or terms of the Guaranteed Indebtedness or any part thereof, renew, extend, modify, rearrange, or alter the Guaranteed Indebtedness or any part thereof, and this Guaranty shall apply to the Guaranteed Indebtedness as any such Guaranteed Indebtedness may be changed, extended, renewed, modified, rearranged, or altered in any manner; (2) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any collateral for the Guaranteed Indebtedness or any portion thereof or any setoff against any of said Guaranteed Indebtedness;
(3) exercise or refrain from exercising any rights against the Borrower or others, or otherwise act or refrain from acting; (4) settle or compromise any Guaranteed Indebtedness, and subordinate the payment of all or any part of such Guaranteed Indebtedness to

                                      -4-

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the payment of any obligations, indebtedness, or liabilities which may be or become due to the Bank or others; and (5) apply any sums paid to the Bank by any Guarantor, the Borrower, or others to the Guaranteed Indebtedness in such order and manner as the Bank in its sole discretion may determine. Whenever any Guarantor pays any sum which is or may become due under this Guaranty, notice shall be delivered to the Bank at the time of such payment that the payment has been made by such Guarantor and in the absence of such notice any sum received by the Bank on account of the Guaranteed Indebtedness shall be conclusively deemed paid by the Borrower.

     Notwithstanding any payment or payments made by any Guarantor by reason of this Guaranty, such Guarantor shall not be subrogated to any rights of the Bank until all of the Guaranteed Indebtedness shall have been paid and performed in full. Any claim of any Guarantor against the Borrower arising from the payment or payments made by such Guarantor by reason of this Guaranty shall be in all respects subordinated to the full and complete payment and discharge of the Guaranteed Indebtedness, and no payment by any Guarantor by reason of this Guaranty shall give rise to any claim of such Guarantor against the Bank. Unless and until the Guaranteed Indebtedness shall have been paid and discharged in full, no Guarantor will assign or otherwise transfer any such claim against the Borrower to any other person or entity.

     In the event that the Guarantors are entitled to receive any notice under the Uniform Commerical Code as enacted in the State of Texas of the sale or other disposition of any collateral for the Guaranteed Indebtedness or this Guaranty, reasonable notice shall be deemed given when such notice is deposited in the United States mail, postage prepaid, at the address for each Guarantor given above, five (5) days prior to the date any public sale, or after which any private sale, of any such collateral is to be held; provided, however, that notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

     No delay on the part of the Bank in exercising any right hereunder or failure to exercise the same shall operate as a waiver of such right, nor in any event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing and signed by the Bank; nor shall any such waiver be applicable except in the specific instance for which given.

     Upon the failure of the Borrower to pay any portion of the Guaranteed Indebtedness, the Bank is hereby authorized, to the extent permitted by applicable law, at any time and from time to time, without notice to any Guarantor (any such notice being expressly waived by each Guarantor), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any and all other sums at any time owing, by the Bank to or for the credit or account of any Guarantor, against any and all of the obligations of such Guarantor

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now or hereafter existing under this Guaranty, irrespective of whether or not the Bank shall have made any demand under this Guaranty and irrespective of whether or not such obligations may be contingent and unmatured. The rights of the Bank under this paragraph are in addition to all other rights and remedies (including, without limitation, other rights of setoff) which the Bank may have hereunder or under any applicable law.

     As security for the Guaranteed Indebtedness and this Guaranty, each Guarantor hereby grants the Bank a security interest in all money, instruments, securities, deposits, cash, and other property of such Guarantor now or hereafter in the possession or control of the Bank.

     This Guaranty is for the benefit of the Bank, its successors, and assigns, and in the event of an assignment by the Bank, its successors, or assigns, of the Guaranteed Indebtedness or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Indebtedness or portion thereof so assigned, may be transferred with such indebtedness. This Guaranty is binding upon each Guarantor and its successors and assigns, including, without limitation, any person or entity obligated by operation of law upon the reorganization, merger, consolidation, or other change in the organizational structure (corporate, partnership, or otherwise) of such Guarantor, or, if the Guarantor is an individual, the heirs, executors, administrators, and personal representatives, if any, of such Guarantor.

     If more than one Guarantor signs this Guaranty, each Guarantor shall be jointly and severally liable hereunder. Anyone signing this Guaranty shall be bound hereby, whether or not any other party signs this Guaranty or is released herefrom at any time. Each Guarantor hereby agrees that the Bank shall not be liable for any act or omission on the part of the Bank, its officers, employees, or agents except willful misconduct.

     Each Guarantor shall furnish to the Bank at any time and from time to time such reports, data, and financial statements concerning such Guarantor's business and financial condition as the Bank may require.

     Each Guarantor shall pay on demand all attorney's fees and all other costs and expenses incurred by the Bank in connection with the preparation, administration, enforcement, and/or collection of this Guaranty, including, without limitation, all attorneys' fees and all other costs and expenses incurred by the Bank in connection with any bankruptcy or insolvency proceeding.

     This Guaranty is in addition to and does not replace, cancel, modify, or affect any other guaranty of the Guarantors, or any of them, now or hereafter held by the Bank that relates to the Borrower or any other person or entity.

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     Any provisions of this Guaranty held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Guaranty and the effect thereof shall be confined to the provision held to be invalid or unenforceable.

     THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS GUARANTY HAS BEEN ENTERED INTO IN TARRANT COUNTY, TEXAS, AND IT SHALL BE PERFORMABLE FOR ALL PURPOSES IN SUCH COUNTY. COURTS WITHIN THE STATE OF TEXAS SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES ARISING UNDER OR PERTAINING TO THIS GUARANTY. VENUE IN ANY SUCH DISPUTE MAY BE IN TARRANT COUNTY, TEXAS, BUT NOTHING HEREIN CONTAINED SHALL PREVENT THE BANK FROM PROCEEDING AT ITS ELECTION AGAINST THE GUARANTORS IN THE COURTS OF ANY OTHER STATE, PROVINCE OR COUNTRY.

     Executed as of the day and year first written above.

Guarantor:                             Guarantor's Address:

SP ACQUISITION CO.,                    3607 North Sylvania Ave.
a Delaware corporation                 Fort Worth, TX  76111


By:  /s/ signature appears here
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Name:
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Title:
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